ADVANCED SERIES TRUST

AST Wellington Management Real Total Return Portfolio

Supplement dated March 14, 2019 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Wellington Management Real Total Return Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Trust Prospectus and SAI.

The Board of Trustees of the Trust (the Board) recently approved, subject to shareholder approval: (i) a plan of liquidation relating to the Portfolio; (ii) various matters relating to the special meeting of Portfolio shareholders to be called to obtain the required shareholder approval of a plan of substitution (the Plan of Substitution), including setting the record date for shareholders entitled to vote at such meeting; (iii) the closing of the Portfolio to new investments is effective as of close of business on April 26, 2019; and (iv) the liquidation and termination of operations of the Portfolio, including the making of all required filings under federal and state law. The Board also approved the preparation and filing with the Securities and Exchange Commission (the SEC) of a proxy statement seeking shareholder approval of the Plan of Substitution (the Proxy Statement).

If the Plan of Substitution is approved by shareholders, the Portfolio will be liquidated on or about July 1, 2019 (the Liquidation Date). Under the Plan of Substitution, any contract owner's investments in the Portfolio as of the Liquidation Date will be transferred to the AST Government Money Market Portfolio (the Money Market Portfolio, and such transfer, the Substitution). Prior to the Substitution, contract owners may transfer their investments from the Portfolio to another investment option under their respective contracts, and such transfers will not count toward the number of their permitted transfers per year. After the Substitution, contract owners may transfer their investments from the Money Market Portfolio to another investment option under their respective contract, and such transfers will not count toward the number of their permitted transfers per year, provided that such transfers occur within 90 days after the date of the Substitution.

The Proxy Statement will be filed with the SEC on or about April 5, 2019. Shareholders with investments in the Portfolio as of the record date will receive a proxy statement seeking voting instructions on the Plan of Substitution. The record date is April 5, 2019. The Portfolio will be closed to new investments from new and existing shareholders effective as of the close of business on April 26, 2019, and the required special meeting of Portfolio shareholders is expected to be held on or about June 6, 2019. The liquidation, pending shareholder approval of the Plan of Substitution, is expected to be effective on or about July 1, 2019.

More information will be available in the proxy statement. Once the final proxy statement is filed with the SEC, it will be posted on the internet at www.prudential.com/variableinsuranceportfolios.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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